                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                              State in which
                                                             Incorporated or
                                                                 Country
Name of Company                                             in which Organized
---------------                                           ----------------------
Alexandril S.A........................................... Uruguay
Arkay Pty Limited........................................ Australia
Asia Pioneer Co., Ltd.................................... Hong Kong
Barbados Cosmetics Products Limited...................... Barbados
Baser Kimya Sanayii Ve Ticaret Anonim Sirketi............ Turkiye
Baser Turketim Pazarlama Ve Ticaret Anonim Sirketi....... Turkiye
Bella, S.A............................................... France
C-P Peru S.A............................................. Peru
Cachet Investments Limited............................... Jersey Islands, U.K.
Chemtech (BVI) Co. Ltd................................... British Virgin Islands
Chet (Chemicals) (Proprietary) Limited................... South Africa
CKS, Inc................................................. Delaware
Cleaning Dimensions, Inc................................. Delaware
Cobelsa S.A.............................................. Argentina
Colgalive, S.A........................................... Dominica Republic
Colgate (BVI) Limited.................................... British Virgin Islands
Colgate (Guangzhou) Co. Ltd.............................. China
Colgate (U.K.) Limited................................... United Kingdom
Colgate Flavors and Fragrances, Inc...................... Delaware
Colgate Holdings Limited................................. United Kingdom
Colgate, Inc............................................. Delaware
Colgate Music Direct..................................... Delaware
Colgate Oral Pharmaceuticals, Inc........................ Delaware
Colgate Sports Foundation, Inc........................... The Philippines
Colgate Venture Company, Inc............................. Delaware
Colgate-Palmolive........................................ France
Colgate-Palmolive........................................ Ireland
Colgate-Palmolive & Cia.................................. Colombia
Colgate-Palmolive A.B.................................... Sweden
Colgate-Palmolive A.G.................................... Switzerland
Colgate-Palmolive Adria d.o.o............................ Slovenia
Colgate-Palmolive (America), Inc......................... Delaware
Colgate-Palmolive A/S.................................... Denmark
Colgate-Palmolive Belgium S.A............................ Belgium
Colgate-Palmolive Beteiligungsverwaltungs GmbH........... Germany
Colgate-Palmolive (B) Sdn. Bhd........................... Brunei
Colgate-Palmolive (Blantyre) Limited..................... Malawi
Colgate-Palmolive Bolivia, Ltda.......................... Bolivia
Colgate-Palmolive (Borzesti) SRL......................... Romania
Colgate-Palmolive (Botswana) (Proprietary) Ltd........... Botswana
Colgate-Palmolive (Bulgaria) Ltd......................... Bulgaria
Colgate-Palmolive (C.A.) Inc. y Compania Limitada........ Guatemala
Colgate-Palmolive Cameroun S.A........................... Cameroon
Colgate-Palmolive Canada, Inc............................ Canada

                                                              State in which
                                                             Incorporated or
                                                                 Country
Name of Company                                             in which Organized
---------------                                           ----------------------
Colgate-Palmolive (Caribbean), Inc......................  Delaware
Colgate-Palmolive (Central America), Inc................  Delaware
Colgate-Palmolive Central European Management Inc.......  Delaware
Colgate-Palmolive (Centro America) S.A..................  Guatemala
Colgate-Palmolive (Ceylon) Limited......................  Sri Lanka
Colgate-Palmolive Charitable Foundation.................  Delaware
Colgate-Palmolive Chile S.A.............................  Chile
Colgate-Palmolive, Cia..................................  Delaware
Colgate-Palmolive Co. (Jamaica) Ltd.....................  Jamaica
Colgate-Palmolive Compania Anonima......................  Venezuela
Colgate-Palmolive Company, Distr........................  Puerto Rico
Colgate-Palmolive (Costa Rica), S.A.....................  Costa Rica
Colgate-Palmolive Cote d'Ivoire, S.A....................  Ivory Coast
Colgate-Palmolive Czech Republic spol. s.r.o............  Czechoslovakia
Colgate-Palmolive de Paraguay, S.A......................  Paraguay
Colgate-Palmolive de Puerto Rico, Inc...................  Delaware
Colgate-Palmolive del Ecuador, S.A......................  Ecuador
Colgate-Palmolive del Peru (Delaware) Inc. Secursal del
 Peru...................................................  Delaware
Colgate-Palmolive Deutschland Holding GmbH..............  Germany
Colgate-Palmolive Development Corp......................  Delaware
Colgate-Palmolive Distribution Co. (Pty) Ltd............  Botswana
Colgate-Palmolive (Dominica), Inc.......................  Delaware
Colgate-Palmolive (Dominican Republic), Inc.............  Delaware
Colgate-Palmolive (East Africa) Limited.................  Kenya
Colgate-Palmolive (Eastern) Pte. Ltd....................  Singapore
Colgate-Palmolive (Egypt) S.A.E.........................  Egypt
Colgate-Palmolive Enterprises, Inc......................  Delaware
Colgate-Palmolive Espana, S.A...........................  Spain
Colgate-Palmolive Europe S.A............................  Belgium
Colgate-Palmolive (Far East) Sdn Bhd....................  Malaysia
Colgate-Palmolive (Fiji) Limited........................  Fiji Islands
Colgate-Palmolive (Finance) (Pty) Limited...............  South Africa
Colgate-Palmolive G.m.b.H...............................  Germany
Colgate-Palmolive Gabon.................................  Gabon
Colgate-Palmolive Gesellschaft G.m.b.H..................  Austria
Colgate-Palmolive Global Trading Company................  Delaware
Colgate-Palmolive (Gulf States) Ltd.....................  British Virgin Islands
Colgate-Palmolive (Guyana) Ltd..........................  Guyana
Colgate-Palmolive (H.K.) Limited........................  Hong Kong
Colgate-Palmolive (Hellas) S.A. I.C.....................  Greece
Colgate-Palmolive Holding Argentina S.A.................  Argentina
Colgate-Palmolive Holding Inc...........................  Delaware
Colgate-Palmolive Hungary Trading Unlimited Partnership.  Hungary
Colgate-Palmolive (Hungary) Manufacturing, Limited
 Liability Company......................................  Hungary

                                                             State in which
                                                            Incorporated or
                                                                Country
Name of Company                                            in which Organized
---------------                                          ----------------------
Colgate-Palmolive, Inc.................................. Delaware
Colgate-Palmolive (India) Limited....................... India
Colgate-Palmolive Industries (Private) Ltd.............. Zimbabwe
Colgate-Palmolive International Holdings B.V............ Netherlands
Colgate-Palmolive International Incorporated............ Delaware
Colgate-Palmolive Investment Co., Inc. ................. Delaware
Colgate-Palmolive Investments (BVI) Ltd................. British Virgin Islands
Colgate-Palmolive Investments, Inc...................... Delaware
Colgate-Palmolive Investments (PNG) Pty Ltd............. Papua New Guinea
Colgate-Palmolive Italia S.r.l.......................... Italy
Colgate-Palmolive (Latvia) SIA.......................... Latvia
Colgate-Palmolive Limited............................... New Zealand
Colgate-Palmolive, Ltda................................. Brazil
Colgate-Palmolive (Malaysia) Sdn Bhd.................... Malaysia
Colgate-Palmolive (Marketing) Sdn Bhd................... Malaysia
Colgate-Palmolive Mennen Limited........................ United Kingdom
Colgate-Palmolive (Middle East Exports) Ltd............. British Virgin Islands
Colgate-Palmolive (Mocambique) Limitada................. Mozambique
Colgate-Palmolive Morocco............................... Morocco
Colgate-Palmolive Nederland B.V......................... Netherlands
Colgate-Palmolive (Nepal) Private Limited............... Nepal
Colgate-Palmolive (New York), Inc....................... Delaware
Colgate-Palmolive (Nigeria) Services Ltd................ Nigeria
Colgate-Palmolive NJ, Inc............................... New Jersey
Colgate-Palmolive Nordic A/S............................ Denmark
Colgate-Palmolive Norge A/S............................. Norway
Colgate-Palmolive Senegal (ex NSOA) S.A................. Senegal
Colgate-Palmolive Participacoes e Investimentos
 Imobiliarios, S.A...................................... Portugal
Colgate-Palmolive Philippines, Inc...................... The Philippines
Colgate-Palmolive Peru S.A.............................. Peru
Colgate-Palmolive (PNG) Pty Ltd......................... Papua New Guinea
Colgate-Palmolive (Poland) Sp. z 0.0.................... Poland
Colgate-Palmolive Pty Limited........................... Australia
Colgate-Palmolive (Pty) Limited......................... South Africa
Colgate-Palmolive (Research & Development), Inc......... Delaware
Colgate-Palmolive (Romania) SRL......................... Romania
Colgate-Palmolive, S.A.................................. Portugal
Colgate-Palmolive, S.A. de C.V.......................... Mexico
Colgate-Palmolive (Slovakia) sro........................ Slovakia
Colgate-Palmolive Sociedad Anonima Industrial y
 Commercial............................................. Argentina
Colgate-Palmolive Son Hai Limited....................... Vietnam
Colgate-Palmolive S.p.A................................. Italy
Colgate-Palmolive SP.................................... Ukraine
Colgate-Palmolive Support Services...................... Ireland
Colgate-Palmolive Temizlik Urunleri Sanayi ve Ticart
 S.A.................................................... Delaware
Colgate-Palmolive (Thailand) Ltd........................ Thailand
Colgate-Palmolive Transnational Inc..................... Delaware

                                                              State in which
                                                             Incorporated or
                                                                 Country
Name of Company                                             in which Organized
---------------                                           ----------------------
Colgate-Palmolive (Uganda) Limited....................... Uganda
Colgate-Palmolive (U.K.) Limited......................... United Kingdom
Colgate-Palmolive (Zimbabwe), Inc........................ Delaware
Consumer Viewpoint Center, Inc........................... New Jersey
Cosmeticos Grasse Ltda................................... Chile
Cotelle S.A.............................................. France
CP Adina S.A............................................. Colombia
CP Holding S.A........................................... France
CP Super Management Pty Ltd.............................. Australia
CPC Funding Company...................................... Delaware
CPIF, Inc................................................ Delaware
Delpha, S.A.............................................. France
Dental Pack Industria E Comercio Ltda.................... Brazil
Dentatech (BVI) Co. Ltd.................................. British Virgin Islands
DF Soap Co............................................... Delaware
DFW Co................................................... Cayman Islands
Dimac Development Corp................................... Delaware
Direct Development, Inc.................................. Massachusetts
Distribuidora Edison S.A................................. Argentina
Dominica Coconut Products Limited........................ Dominica
EKIB, Inc................................................ Delaware
ELM Company Limited...................................... Bermuda
Empresa de Maquilas, S.A. de C.V......................... Mexico
Endeavon (PNG) Pty Ltd................................... Papua New Guinea
Fundacion Colgate-Palmolive Dominicana, N/A, Inc......... Dominican Republic
Global Trading and Supply Company........................ Delaware
Hamol B.V................................................ Netherlands
Hamol, Ltd............................................... Delaware
Hao Lai Chemical Co. Ltd................................. Taiwan
Hawley & Hazel (BVI) Company Ltd......................... British Virgin Islands
Hawley & Hazel (Malaysia) Sdn Bhd........................ Malaysia
Hawley & Hazel Chemical Co. (H.K.) Ltd................... Hong Kong
Hawley & Hazel Chemical Co. Singapore (Pte.) Ltd......... Singapore
Hawley & Hazel Chemical Company (Zhongshou) Limited...... China
Hawley & Hazel China Investment Limited.................. China
Hawley & Hazel Investment Co., Ltd....................... Hong Kong
Hawley & Hazel Taiwan Corporation........................ Taiwan
Herrick International Limited............................ British Virgin Islands
Hill's Funding Company................................... Delaware
Hill's Pet Nutrition B.V................................. Netherlands
Hill's International Sales FSC B.V....................... Netherlands
Hill's Pet Nutrition Canada Inc.......................... Canada
Hill's Pet Nutrition de Puerto Rico, Inc................. Puerto Rico
Hill's Pet Nutrition Espana, S.L......................... Spain
Hill's Pet Nutrition GmbH................................ Germany
Hill's Pet Nutrition, Inc................................ Delaware
Hill's Pet Nutrition Ltd................................. United Kingdom
Hill's Pet Nutrition Manufacturing, B.V.................. Netherlands

                                                             State in which
                                                            Incorporated or
                                                                Country
Name of Company                                            in which Organized
---------------                                          ----------------------
Hill's Pet Nutrition Pty Limited........................ Australia
Hill's Pet Nutrition Sales, Inc......................... Delaware
Hill's Pet Products (Benelux) S.A....................... Belgium
Hill's Pet Products de Mexico, S.A. de C.V.............. Mexico
Hill's Pet Products (NZ) Limited........................ New Zealand
Hill's Pet Products Manufacturing, B.V.................. Netherlands
Hill's Pet Products S.p.A............................... Italy
Hill's Pet Products SNC................................. France
Hill's Pet Products, Inc................................ Delaware
Hill's-Colgate (Japan) Ltd.............................. Japan
HL Soap Co.............................................. Delaware
HLP Co.................................................. Cayman Islands
Hopro Liquidating Corp.................................. Ohio
Industrial Jabonera Ecuatoriana S.A..................... Ecuador
Industrias Quimicas Associadas Multiquim, S.A........... Ecuador
Inmobiliara Hills, S.A. de C.V.......................... Mexico
Innovacion Creativa, S.A. de C.V........................ Mexico
Inter-Hamol, S.A........................................ Luxembourg
International Equitable Association (Industrial &
 Commercial) Limited.................................... Nigeria
JG Soap Co.............................................. Delaware
JGP Co.................................................. Cayman Islands
JPK Co.................................................. Cayman Islands
JP Soap Co.............................................. Delaware
K.G. Caviar Im-Und Export, GmbH & Co.................... Germany
Kolynos Corporation..................................... Delaware
Kolynos do Brasil Ltda.................................. Brazil
Lournay Sales, Inc...................................... Delaware
Mennen de Nicaragua, S.A................................ Delaware
Mennen Guatemala, S.A................................... Guatemala
Mennen Interamerica Limited............................. Delaware
Mennen Investments Inc.................................. Delaware
Mennen Limited.......................................... Delaware
Mennen Products (Pty) Ltd............................... South Africa
Mennen South Africa, Ltd................................ Delaware
Mission Hill's Property Corporation..................... Delaware
Mission Hills, S.A. de C.V.............................. Mexico
New Science, Inc........................................ Delaware
Norwood International Incorporated...................... Delaware
ODOL Sociedad Anonima Industrial y Commercial........... Argentina
Olive Music Publishing Corporation...................... Delaware
Oraltech Company, Limited............................... British Virgin Islands
Palmolive (Guangzhou) Co. Ltd........................... China
Paramount Research, Inc................................. Delaware
Pet Chemicals Inc....................................... Florida
Polyana S.A............................................. Uruguay
Princess House de Mexico, S.A. de C.V................... Mexico
Productors Halogenados Copalven, C.A.................... Venezuela

                                                             State in which
                                                         Incorporated or Country
Name of Company                                            in which Organized
---------------                                          -----------------------
P.T. Colgate-Palmolive Indonesia........................      Indonesia
P.T. Hawley & Hazel Indonesia...........................      Indonesia
Purity Holding Company..................................      Delaware
Purity Music Publishing Corporation.....................      Delaware
Refresh Company Limited.................................      Dominica
Samuel Taylor Holdings B.V..............................      Netherlands
Siam Purity Distribution Co. Ltd........................      Thailand
Societe Industriale de Bourbon, S.I.B...................      Reunion
Softsoap Enterprises, Inc...............................      Massachusetts
Somerset Collections Inc................................      Massachusetts
Southhampton-Hamilton Company...........................      Delaware
The Lournay Company, Inc................................      Delaware
The Murphy-Phoenix Company..............................      Ohio
VCA, Inc................................................      Delaware
Veterinary Companies of America, Inc....................      Delaware
Village Bath Products, Inc..............................      Minnesota
Vipont Pharmaceutical, Inc..............................      Delaware
XEB, Inc................................................      New Jersey
ZAO Colgate-Palmolive (Russia)..........................      Russia

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